SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 23, 2004

M&F BANCORP, INC.

(Exact Name of Registrant as specified in its charter)

North Carolina	000-27307	56-1980549
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2634 Durham-Chapel Hill Boulevard, Durham, North Carolina 27707

(Address of principal executive offices)

Registrant’s telephone number, including area code (919) 683-1521

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS AND PRINCIPAL OFFICERS.

On September 23, 2004, M&F Bancorp, Inc. (the “Company”), the parent company of Mechanics and Farmers Bank, Durham, North Carolina, announced that Mr. Lee Johnson, Jr. has indicated his plans to retire as President and Chief Executive Officer of Mechanics and Farmers Bank and President and Chief Executive Officer of the Company on or before June 30, 2006. A copy of the Company’s press release making this announcement is attached as Exhibit 99.1 and incorporated by reference into this Item 5.02.

ITEM 7.01. REGULATION FD DISCLOSURE.

On September 23,2004, M&F Bancorp, Inc. also announced that the Company has engaged Korn/Ferry to conduct an executive search for the position of chief executive officer. A copy of the press release (the “Press Release”) announcing the search is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 7.01.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release dated September 23, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&F BANCORP, INC.

By:	/s/ Fohliette W. Becote
Fohliette W. Becote
Corporate Sectary/Treasurer

Dated: September 23, 2004

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated September 23, 2004